Supplement dated September 25, 2020 to your variable annuity Prospectus dated May 1, 2020 for the Pacific Destinations, Pacific Destinations B, Pacific Destinations O-Series, and Pacific Select Variable Annuity II variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2020, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Name and Portfolio Manager/Subadvisor Changes

Effective November 2, 2020, the name of the Pacific Select Fund Comstock Portfolio is changed to Pacific Select Fund Value Portfolio. In addition, the Portfolio Manager/Subadvisor will change from Invesco Advisers, Inc. to American Century Investment Management, Inc.

All references in the Contract Prospectus to the Pacific Select Fund Comstock Portfolio are replaced with the Pacific Select Fund Value Portfolio.

Form No. DESSUP0920